May 23, 1994


AVSA S.A.R.L.
2, Rond Point Maurice Bellonte
31700 Blagnac
France


Re:  Option Waiver Notice


Dear Ladies and Gentlemen:

ILFC hereby irrevocably waives its right to purchase:

a) one new Airbus A321 option aircraft scheduled for delivery in April 1999, pursuant to Amendment No. 1, dated June 18,
     1991, to the A321 Purchase Agreement, dated February 14,
     1990;

b)   three new Airbus A300-600R scheduled for delivery in June
     1997, March 1998 and February 1999, pursuant to Amendment
     No. 2, dated December 10, 1992 to the A300-600R Purchase
     Agreement, dated November 10, 1988.

ILFC desires and AVSA hereby agrees to credit the option fees paid in respect of these four (4) aircraft against the predelivery payments due pursuant to Amendment No. 5, dated
May 23, 1994, to the A340 Purchase Agreement, dated November 10,
1988.

INTERNATIONAL LEASE                AVSA, S.A.R.L.
FINANCE CORPORATION




/s/ Steven F. Udvar-Hazy           /s/ Christophe Mourey
By: Steven F. Udvar-Hazy           By: Christophe Mourey
Its: President and CEO             Its: President and CEO
Date: May 23, 1994                 Date: